UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 17, 2007

Home Federal Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Federal	000-50901	20-0945587
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

500 12th Avenue South
Nampa, Idaho 83651
 (Address of principal executive offices and zip code)

(208) 466-4634
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 19, 2007, Home Federal Bancorp, Inc. (the "Company") issued a press release announcing the appointment of Len E. Williams to the Board of Directors of Home Federal Bancorp, Inc. and its subsidiary, Home Federal Bank as well as Home Federal MHC, effective April 17, 2007. Mr. Williams has served as the President of Home Federal Bank (the "Bank") since August 2006. Because Mr. Williams is a member of the management of the Company, it is not anticipated that he will serve on any committees of the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As previously disclosed in a Form 8-K dated August 21, 2006, there are no family relationships between Mr. Williams and any director or other executive officer of the Company and the Bank and he was not appointed as a director pursuant to any arrangement or understanding with any person. Mr. Williams has not engaged in any transaction with the Company or the Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 17, 2007, the Company's Board of Directors approved an amendment to the Company's bylaws effective immediately. Section 2 of Article III (Board of Directors) of the bylaws was amended to increase the number of directors from seven (7) to eight (8). A copy of the amended and restated bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

            (c)        Exhibits

             3.2      Amended and Restated Bylaws of Home Federal Bancorp, Inc.
            99.1     Press release of Home Federal Bancorp, Inc. dated April 19, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOME FEDERAL BANCORP, INC.

Date: April 19, 2007	By: /s/ Robert A. Schoelkoph
Robert A. Schoelkoph
Senior Vice President and
Chief Financial Officer

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Exhibit 3.2

Amended and Restated Bylaws of Home Federal Bancorp, Inc.

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AMENDED AND RESTATED BYLAWS
OF
HOME FEDERAL BANCORP, INC.

ARTICLE I - Home Office

        The home office of Home Federal Bancorp, Inc. ("MHC subsidiary holding company ") shall be located at 500 12th Avenue, in the City of Nampa, in the County of Canyon, in the State of Idaho.

ARTICLE II - Stockholders

        Section 1. Place of Meetings. All annual and special meetings of stockholders shall be held at the home office of the MHC subsidiary holding company or at such other place as the board of directors may determine.

        Section 2. Annual Meeting. A meeting of the stockholders of the MHC subsidiary holding company for the election of directors and for the transaction of any other business of the MHC subsidiary holding company shall be held annually within 150 days after the end of the MHC subsidiary holding company's fiscal year on the second Tuesday of January, if not a legal holiday, and if a legal holiday, then on the next day following which is not a legal holiday, at 4:00 p.m., Mountain Time, or at such other date and time within such 150-day period as the board of directors may determine.

        Section 3. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by the regulations of the Office of Thrift Supervision ("Office"), may be called at any time by the chairman of the board, the president or a majority of the board of directors, and shall be called by the chairman of the board, the president or the secretary upon the written request of the holders of not less than one-tenth of all of the outstanding capital stock of the MHC subsidiary holding company entitled to vote at the meeting. Such written request shall state the purpose or purposes of the meeting and shall be delivered to the home office of the MHC subsidiary holding company addressed to the chairman of the board, the president or the secretary.

        Section 4. Conduct of Meetings. Annual and special meetings shall be conducted in accordance with the most current edition of Robert's Rules of Order unless otherwise prescribed by regulations of the Office or these bylaws or the board of directors adopts another written procedure for the conduct of meetings. The board of directors shall designate, when present, either the chairman of the board or president to preside at such meetings.

        Section 5. Notice of Meetings. Written notice stating the place, day and hour of the meeting and the purpose(s) for which the meeting is called shall be delivered not fewer than 20 nor more than 50 days before the date of the meeting, either personally or by mail, by or at the direction of the chairman of the board, the president or the secretary, or the directors calling the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the mail, addressed to the stockholder at the address as it appears on the stock transfer books or records of the MHC subsidiary holding company as of the record date prescribed in Section 6 of this Article II with postage prepaid. When any stockholders' meeting, either annual or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than 30 days or of the business to be transacted at the meeting, other than an announcement at the meeting at which such adjournment is taken. Compliance with the provisions of this Section 5 shall not be applicable for so long as the MHC subsidiary holding company is a wholly-owned institution.

        Section 6. Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of stockholders. Such date in any case shall be not more than 60 days and, in case of a meeting of stockholders, not fewer than 10 days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment.

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        Section 7. Voting Lists. At least 20 days before each meeting of the stockholders, the officer or agent having charge of the stock transfer books for shares of the MHC subsidiary holding company shall make a complete list of the stockholders of record entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address and the number of shares held by each. This list of stockholders shall be kept on file at the home office of the MHC subsidiary holding company and shall be subject to inspection by any stockholder of record or the stockholder's agent at any time during usual business hours for a period of 20 days prior to such meeting. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any stockholder of record or any stockholder's agent during the entire time of the meeting. The original stock transfer book shall constitute prima facie evidence of the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders. In lieu of making the stockholder list available for inspection by stockholders as provided in this paragraph, the board of directors may elect to follow the procedures prescribed in Section 552.6(d) of the Office's regulations as now or hereafter in effect. Compliance with the provisions of this Section 7 shall not be applicable for so long as the MHC subsidiary holding company is a wholly-owned institution.

        Section 8. Quorum. A majority of the outstanding shares of the MHC subsidiary holding company entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to constitute less than a quorum. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number of stockholders voting together or voting by classes is required by law or the charter. Directors, however, are elected by a plurality of the votes cast at an election of directors.

        Section 9. Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his or her duly authorized attorney in fact. Proxies may be given telephonically or electronically as long as the holder uses a procedure for verifying the identity of the stockholder. Proxies solicited on behalf of the management shall be voted as directed by the stockholder or, in the absence of such direction, as determined by a majority of the board of directors. No proxy shall be valid more than eleven months from the date of its execution except for a proxy coupled with an interest.

        Section 10. Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, in the absence of written directions to the MHC subsidiary holding company to the contrary, at any meeting of the stockholders of the MHC subsidiary holding company any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

        Section 11. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the bylaws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name. Shares held in trust in an IRA or Keogh Account, however, may be voted by the MHC subsidiary holding company if no other instructions are received. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer into his or her name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

        A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

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        Neither treasury shares of its own stock held by the MHC subsidiary holding company nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the MHC subsidiary holding company, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

        Section 12. Inspectors of Election. In advance of any meeting of stockholders, the board of directors may appoint any person other than nominees for office as inspectors of election to act at such meeting or any adjournment. The number of inspectors shall be either one or three. Any such appointment shall not be altered at the meeting. If inspectors of election are not so appointed, the chairman of the board or the president may, or on the request of not fewer than 10 percent of the votes represented at the meeting shall, make such appointment at the meeting. If appointed at the meeting, the majority of the votes present shall determine whether one or three inspectors are to be appointed. In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the board of directors in advance of the meeting or at the meeting by the chairman of the board or the president.

        Unless otherwise prescribed by regulations of the Office, the duties of such inspectors shall include: determining the number of shares and the voting power of each share, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the rights to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

        Section 13. Nominating Committee. The board of directors shall act as a nominating committee for selecting the management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least 20 days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the MHC subsidiary holding company. No nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the MHC subsidiary holding company at least 60 days prior to the date of the annual meeting. Upon delivery, such nominations shall be posted in a conspicuous place in each office of the MHC subsidiary holding company. Ballots bearing the names of all persons nominated by the nominating committee and by stockholders shall be provided for use at the annual meeting. However, if the nominating committee shall fail or refuse to act at least 20 days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.

        Section 14. New Business. Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the MHC subsidiary holding company at least five days before the date of the annual meeting, and all business so stated, proposed and filed shall be considered at the annual meeting; but no other proposal shall be acted upon at the annual meeting. Any stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the secretary at least 60 days before the meeting, such proposal shall be laid over for action at an adjourned, special or annual meeting of the stockholders taking place 30 days or more thereafter. This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees; but in connection with such reports, no new business shall be acted upon at such annual meeting unless stated and filed as herein provided.

        Section 15. Informal Action by Stockholders. Any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of stockholders, may be taken without a meeting if consent in writing, setting forth the action so taken, shall be given by all of the stockholders entitled to vote with respect to the subject matter.

ARTICLE III - Board of Directors

        Section 1. General Powers. The business and affairs of the MHC subsidiary holding company shall be under the direction of its board of directors. The board of directors shall annually elect a chairman of the board and a president

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from among its members and shall designate, when present, either the chairman of the board or the president to preside at its meetings.

        Section 2. Number and Term. The board of directors shall consist of eight members, and shall be divided into three classes as nearly equal in number as possible. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. One class shall be elected by ballot annually.

        Section 3. Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this bylaw following the annual meeting of stockholders. The board of directors may provide, by resolution, the time and place, for the holding of additional regular meetings without other notice than such resolution. Directors may participate in a meeting by means of a conference telephone or similar communications device through which all persons participating can hear each other at the same time. Participation by such means shall constitute presence in person for all purposes.

        Section 4. Qualification. Each director shall at all times be the beneficial owner of not less than 100 shares of capital stock of the MHC subsidiary holding company unless the MHC subsidiary holding company is a wholly owned subsidiary of a holding company.

        Section 5. Special Meetings. Special meetings of the board of directors may be called by or at the request of the chairman of the board, the president or one-third of the directors. The persons authorized to call special meetings of the board of directors may fix any place, within the MHC subsidiary holding company's normal business area, as the place for holding any special meeting of the board of directors called by such persons.

        Members of the board of directors may participate in special meetings by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear and speak to each other. Such participation shall constitute presence in person for all purposes.

        Section 6. Notice. Written notice of any special meeting shall be given to each director at least 24 hours prior thereto when delivered personally or by telegram or at least five days prior thereto when delivered by mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the mail so addressed, with postage prepaid if mailed, when delivered to the telegraph company if sent by telegram, or when the MHC subsidiary holding company receives notice of delivery if electronically transmitted. Any director may waive notice of any meeting by a writing filed with the secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

        Section 7. Quorum. A majority of the number of directors fixed by Section 2 of this Article III shall constitute a quorum for the transaction of business at any meeting of the board of directors; but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 6 of this Article III.

        Section 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by regulation of the Office or by these bylaws.

        Section 9. Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

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        Section 10. Resignation. Any director may resign at any time by sending a written notice of such resignation to the home office of the MHC subsidiary holding company addressed to the chairman of the board or the president. Unless otherwise specified, such resignation shall take effect upon receipt by the chairman of the board or the president. More than three consecutive absences from regular meetings of the board of directors, unless excused by resolution of the board of directors, shall automatically constitute a resignation, effective when such resignation is accepted by the board of directors.

        Section 11. Vacancies. Any vacancy occurring on the board of directors may be filled by the affirmative vote of a majority of the remaining directors although less than a quorum of the board of directors. A director elected to fill a vacancy shall be elected to serve only until the next election of directors by the stockholders. Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the board of directors for a term of office continuing only until the next election of directors by the stockholders.

        Section 12. Compensation. Directors, as such, may receive a stated salary for their services. By resolution of the board of directors, a reasonable fixed sum, and reasonable expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the board of directors. Members of either standing or special committees may be allowed such compensation for attendance at committee meetings as the board of directors may determine.

        Section 13. Presumption of Assent. A director of the MHC subsidiary holding company who is present at a meeting of the board of directors at which action on any MHC subsidiary holding company matter is taken shall be presumed to have assented to the action taken unless his or her dissent or abstention shall be entered in the minutes of the meeting or unless he or she shall file a written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the MHC subsidiary holding company within five days after the date a copy of the minutes of the meeting is received. Such right to dissent shall not apply to a director who voted in favor of such action.

        Section 14. Removal of Directors. At a meeting of stockholders called expressly for that purpose, any director may be removed only for cause by a vote of the holders of a majority of the shares then entitled to vote at an election of directors. Whenever the holders of the shares of any class are entitled to elect one or more directors by the provisions of the charter or supplemental sections thereto, the provisions of this section shall apply, in respect to the removal of a director or directors so elected, to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

ARTICLE IV - Executive and Other Committees

        Section 1. Appointment. The board of directors, by resolution adopted by a majority of the full board, may designate the chief executive officer and two or more of the other directors to constitute an executive committee. The designation of any committee pursuant to this Article IV and the delegation of authority shall not operate to relieve the board of directors, or any director, of any responsibility imposed by law or regulation.

        Section 2. Authority. The executive committee, when the board of directors is not in session, shall have and may exercise all of the authority of the board of directors except to the extent, if any, that such authority shall be limited by the resolution appointing the executive committee; and except also that the executive committee shall not have the authority of the board of directors with reference to: the declaration of dividends; the amendment of the charter or bylaws of the MHC subsidiary holding company, or recommending to the stockholders a plan of merger, consolidation or conversion; the sale, lease or other disposition of all or substantially all of the property and assets of the MHC subsidiary holding company otherwise than in the usual and regular course of its business; a voluntary dissolution of the MHC subsidiary holding company; a revocation of any of the foregoing; or the approval of a transaction in which any member of the executive committee, directly or indirectly, has any material beneficial interest.

        Section 3. Tenure. Subject to the provisions of Section 8 of this Article IV, each member of the executive committee shall hold office until the next regular annual meeting of the board of directors following his or her designation and until a successor is designated as a member of the executive committee.

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        Section 4. Meetings. Regular meetings of the executive committee may be held without notice at such times and places as the executive committee may fix from time to time by resolution. Special meetings of the executive committee may be called by any member thereof upon not less than one day's notice stating the place, date and hour of the meeting, which notice may be written or oral. Any member of the executive committee may waive notice of any meeting and no notice of any meeting need be given to any member thereof who attends in person. The notice of a meeting of the executive committee need not state the business proposed to be transacted at the meeting.

        Section 5. Quorum. A majority of the members of the executive committee shall constitute a quorum for the transaction of business at any meeting thereof, and action of the executive committee must be authorized by the affirmative vote of a majority of the members present at a meeting at which a quorum is present.

        Section 6. Action Without a Meeting. Any action required or permitted to be taken by the executive committee at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the members of the executive committee.

        Section 7. Vacancies. Any vacancy in the executive committee may be filled by a resolution adopted by a majority of the full board of directors.

        Section 8. Resignations and Removal. Any member of the executive committee may be removed at any time with or without cause by resolution adopted by a majority of the full board of directors. Any member of the executive committee may resign from the executive committee at any time by giving written notice to the president or secretary of the MHC subsidiary holding company. Unless otherwise specified, such resignation shall take effect upon its receipt; the acceptance of such resignation shall not be necessary to make it effective.

        Section 9. Procedure. The executive committee shall elect a presiding officer from its members and may fix its own rules of procedure which shall not be inconsistent with these bylaws. It shall keep regular minutes of its proceedings and report the same to the board of directors for its information at the meeting held next after the proceedings shall have occurred.

        Section 10. Other Committees. The board of directors may by resolution establish an audit, loan or other committee composed of directors as they may determine to be necessary or appropriate for the conduct of the business of the MHC subsidiary holding company and may prescribe the duties, constitution and procedures thereof.

ARTICLE V - Officers

        Section 1. Positions. The officers of the MHC subsidiary holding company shall be a president, one or more vice presidents, a secretary and a treasurer or comptroller, each of whom shall be elected by the board of directors. The board of directors may also designate the chairman of the board as an officer. The offices of the secretary and treasurer or comptroller may be held by the same person and a vice president may also be either the secretary or the treasurer or comptroller. The board of directors may designate one or more vice presidents as executive vice president or senior vice president. The board of directors may also elect or authorize the appointment of such other officers as the business of the MHC subsidiary holding company may require. The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine. In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

        Section 2. Election and Term of Office. The officers of the MHC subsidiary holding company shall be elected annually at the first meeting of the board of directors held after each annual meeting of the stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until a successor has been duly elected and qualified or until the officer's death, resignation or removal in the manner hereinafter provided. Election or appointment of an officer, employee or agent shall not of itself create contractual rights. The board of directors may authorize the MHC subsidiary holding company to enter into an employment contract with any officer in accordance with regulations of the Office; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

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        Section 3. Removal. Any officer may be removed by the board of directors whenever in its judgment the best interests of the MHC subsidiary holding company will be served thereby, but such removal, other than for cause, shall be without prejudice to the contractual rights, if any, of the person so removed.

        Section 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise may be filled by the board of directors for the unexpired portion of the term.

        Section 5. Remuneration. The remuneration of the officers shall be fixed from time to time by the board of directors.

ARTICLE VI - Contracts, Loans, Checks and Deposits

        Section 1. Contracts. To the extent permitted by regulations of the Office, and except as otherwise prescribed by these bylaws with respect to certificates for shares, the board of directors may authorize any officer, employee or agent of the MHC subsidiary holding company to enter into any contract or execute and deliver any instrument in the name of and on behalf of the MHC subsidiary holding company. Such authority may be general or confined to specific instances.

        Section 2. Loans. No loans shall be contracted on behalf of the MHC subsidiary holding company and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors. Such authority may be general or confined to specific instances.

        Section 3. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the MHC subsidiary holding company shall be signed by one or more officers, employees or agents of the MHC subsidiary holding company in such manner as shall from time to time be determined by the board of directors.

        Section 4. Deposits. All funds of the MHC subsidiary holding company not otherwise employed shall be deposited from time to time to the credit of the MHC subsidiary holding company in any duly authorized depositories as the board of directors may select.

ARTICLE VII - Certificates for Shares and Their Transfer

        Section 1. Certificates for Shares. Certificates representing shares of capital stock of the MHC subsidiary holding company shall be in such form as shall be determined by the board of directors and approved by the Office. Such certificates shall be signed by the chief executive officer or by any other officer of the MHC subsidiary holding company authorized by the board of directors, attested by the secretary or an assistant secretary, and sealed with the corporate seal or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar other than the MHC subsidiary holding company itself or one of its employees. Each certificate for shares of capital stock shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the MHC subsidiary holding company. All certificates surrendered to the MHC subsidiary holding company for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares has been surrendered and canceled, except that in the case of a lost or destroyed certificate, a new certificate may be issued upon such terms and indemnity to the MHC subsidiary holding company as the board of directors may prescribe.

        Section 2. Transfer of Shares. Transfer of shares of capital stock of the MHC subsidiary holding company shall be made only on its stock transfer books. Authority for such transfer shall be given only by the holder of record or by his or her legal representative, who shall furnish proper evidence of such authority, or by his or her attorney authorized by a duly executed power of attorney and filed with the MHC subsidiary holding company. Such transfer shall be made only on surrender for cancellation of the certificate for such shares. The person in whose name shares of

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capital stock stand on the books of the MHC subsidiary holding company shall be deemed by the MHC subsidiary holding company to be the owner for all purposes.

ARTICLE VIII - Fiscal Year; Appointment of Accountants

        The fiscal year of the MHC subsidiary holding company shall end on the 30th day of September of each year. The appointment of accountants shall be subject to annual ratification by the stockholders.

ARTICLE IX - Dividends

        Subject to the terms of the MHC subsidiary holding company's charter and the regulations and orders of the Office, the board of directors may, from time to time, declare, and the MHC subsidiary holding company may pay, dividends on its outstanding shares of capital stock.

ARTICLE X - Corporate Seal

        The board of directors shall provide a corporate seal, which shall be two concentric circles between which shall be the name of the MHC subsidiary holding company. The year of incorporation or an emblem may appear in the center.

ARTICLE XI - Amendments

        These bylaws may be amended in a manner consistent with regulations of the Office and shall be effective after: (i) approval of the amendment by a majority vote of the authorized board of directors, or by a majority vote of the votes cast by the stockholders of the MHC subsidiary holding company at any legal meeting and (ii) receipt of any applicable regulatory approval. When the MHC subsidiary holding company fails to meet its quorum requirements, solely due to vacancies on the board, then the affirmative vote of a majority of the sitting board will be required to amend the bylaws.

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Exhibit 99.1

Press release of Home Federal Bancorp, Inc. dated April 19, 2007

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                                                                                                                                                               Contact:
                                                                                                                                Home Federal Bancorp, Inc.
                                                                                                                                Daniel L. Stevens, Chairman, President & CEO
                                                                                                                                Robert A. Schoelkoph, SVP, Treasurer & CFO
                                                                                                                                208-466-4634
                                                                                                                                www.myhomefed.com

PRESS RELEASE - For Immediate Release

HOME FEDERAL BANCORP, INC. ANNOUNCES APPOINTMENT OF BOARD MEMBER

Nampa, ID (April 19, 2007) - Home Federal Bancorp, Inc. (the "Company") (Nasdaq: HOME), the parent company of Home Federal Bank, announced today that Home Federal Bank President Len E. Williams was appointed to the Company's Board of Directors on April 17, 2007. Williams has also been appointed to the Board of Directors of Home Federal Bank and Home Federal MHC.

Williams was hired as President of Home Federal Bank in September  2006 to manage the day-to-day operations of the Bank in preparation for the 2008 retirement of current CEO, Daniel L. Stevens. Since joining the Bank, Williams has focused on building the commercial banking team by hiring  several key executives and ensuring the continued commitment to the retail banking customers.

Home Federal Bancorp, Inc. is a federally chartered savings and loan holding company headquartered in Nampa, Idaho. It is the parent company of Home Federal Bank, a federally chartered savings bank that was originally organized in 1920 as a building and loan association. The Company serves the Treasure Valley region of southwestern Idaho that includes Ada, Canyon, Elmore and Gem Counties, through 15 full-service banking offices and two mortgage loan centers. The Company's common stock is traded on the NASDAQ Global Market under the symbol "HOME." The Company's stock is also included in the America's Community Bankers NASDAQ Index. For more information, visit the Company web site at www.myhomefed.com.

Forward Looking Statements:

Statements in this news release regarding future events, performance or results are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA") and are made pursuant to the safe harbors of the PSLRA. Actual results could be materially different from those expressed or implied by the forward-looking statements. Factors that could cause results to differ include but are not limited to: general economic and banking business conditions, competitive conditions between banks and non-bank financial service providers, interest rate fluctuations, regulatory and accounting changes, the value of mortgage servicing rights, risks related to construction and development lending, commercial and small business banking and other risks. Additional factors that could cause actual results to differ materially are disclosed in Home Federal Bancorp, Inc.'s recent filings with the Securities and Exchange Commission, including but not limited to its Annual Report on Form 10-K for the year ended September 30, 2006, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements are accurate only as of the date released, and we do not undertake any responsibility to update or revise any forward-looking statements to reflect subsequent events or circumstances.

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